Our Path Forward Steve Rusckowski President and Chief Executive Officer November 5th, 2014

| 2 Safe Harbor Disclosure The statements in this presentation which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management’s current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the Company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the Company's most recently filed Annual Report on Form 10-K and in any of the Company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the “Business,” “Risk Factors,” “Cautionary Factors that May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of those reports.

| 3 Empowering Better Health with Diagnostic Insights

| 4 Delivering on Investor Day 2012 Commitments DRIVE SIMPLIFY RESTORE REFOCUS DELIVER $700M RUN-RATE SAVINGS EXPECTED 1 UNIFIED TEAM 3 FEWER LAYERS ~3.5% EXPECTED GROWTH IN 2014 $800M RETURNED P R O C E E D S FROM ASSET S A L E S >$1B THROUGH SHARE REPURCHASES 7 ACQUISITIONS $1B SINCE 2011 & DIVIDENDS INVESTED IN

| 5 Our New Team Steve Rusckowski President & CEO Jon Cohen MD SVP & Group Executive Diagnostic Solutions, Chief Medical Officer Everett Cunningham SVP Commercial Jim Davis SVP Operations Dermot Shorten VP Strategy & Ventures Tim Sharpe VP Compliance Gary Samuels VP Communications John Haydon VP Joint Ventures and Strategic Programs Mike Prevoznik General Counsel & SVP International Mark Guinan SVP & CFO Jeff Shuman SVP Chief Human Resources Lidia Fonseca SVP & Chief Information Officer Cathy Doherty SVP & Group Executive Clinical Franchise Solutions Jay Wohlgemuth MD SVP Medical, Science and Innovation

| 6 Quest is the Clear Leader in a Fragmented Market Total U.S. Lab Market “Outside the Hospital” Lab Segment Independent Lab Segment 10% DGX Hospital Outpatient Hospital Inpatient 39% Independent Labs 14% 35% Hospital Outreach POL 6% Other 6% 37% Small Independent Labs 26% 20% LCA Niche Labs 9% Tier 2 Labs 8% 17% 21% 52% Outside the Hospital $75 BILLION $46 BILLION $25 BILLION DGX DGX

| 7 • ACA Lives • Population • Demographics • Esoteric Utilization • Government and Commercial Reimbursement Pressure • Shifting from FFS to Bundled Payments • Growth in Exchanges and Medicaid Reimbursement • Hospital Consolidation • New Models / ACO • Changing Benefit Design • Preventive Care • Pricing Transparency Stakeholder Dynamics • Advances in Genomics • Precision Medicine • Clinical Decision Support • Population Health Technology Evolution Market Drivers and Dynamics Quest is Positioned for Continued Market Leadership During a Time of Significant Change

| 8 The Market Outside the Hospital is Growing 3-4% 39% Independent Labs 14% 35% Hospital Outreach POL 6% Other 6% $46 BILLION Growing 3-4% DGX GROWING 4% Hospital Outreach GROWING 2-3% $25B Independent Labs

| 9 Size & Scale High Value Provider Innovation & Insights Quest is Well Positioned to Grow

| 10 Unmatched Size and Scale Will Benefit Quest SERVES IN >$7B REVENUE 50% OF HOSPITALS SERVES 1/3 OF THE U.S. ADULT POPULATION AND WITHIN ~50% 3 YEARS 2,000 PATIENT SERVICE CENTERS >200K Care360 PLACEMENTS >25 MAJOR TESTING SITES 3,500 COURIERS 10,000 PHLEBOTOMISTS, PARAMEDICS, & CONTRACT NURSES, IOPs TEST RESULTS >20B DELIVERED OVER PAST DECADE

| 11 “Outrageous” blood work bill from Queen of the Valley hospital gives small biz owner pain in neck Greater Pricing Transparency Favors Quest as High-Value Provider Media Focus on Disparities in Healthcare Costs Quest Offers 2-5X Value vs. Hospital and Specialty Boutique Competitors Patients with High Deductible Plans are More Price Sensitive – JAMA, 2014

| 12 Innovation and Insights Enhance Customer Engagement 1st TO OFFER ONLINE ORDER ENTRY & RESULTING SYSTEM 1st TO OFFER PATIENT APPOINTMENT SCHEDULING 1st TO OFFER PATIENT MOBILE APPLICATION INTERACTIVE INSIGHTS PATIENT-PHYSICIAN COORDINATED INSIGHTS

| 13 Our Strategy Refocus on Diagnostic Information Services 4 Simplify the Organization 3 Drive Operational Excellence 2 Restore Growth 1 Deliver Disciplined Capital Deployment 5 REFOCUS SIMPLIFY DRIVE RESTORE DELIVER

| 14 Commercial Excellence Clinical-Based Focus to Grow Esoteric Testing Partnering with Hospitals Near Term Focus 1 RESTORE

| 15 Longer Term Focus 1 RESTORE Succeed Internationally Leverage Capabilities into Extended Care Settings Create Value from Information Assets Lead in Precision Medicine

| 16 Superior Customer Experience Cost Excellence Drive Operational Excellence 2 DRIVE IN RUN RATE SAVINGS $1.3B THROUGH 2017

| 17 Simplify the Organization 3 SIMPLIFY Continue to Strengthen Team Building a High Performance Culture

| 18 Refocus on Diagnostic Information Services 4 REFOCUS $800M in Proceeds from 4 Divestitures Sharp Focus on Core

| 19 Deliver Disciplined Capital Deployment 5 DELIVER Returning Majority of Free Cash Flow to Shareholders Investing in the Business Value Creating M&A

| 20 Key Takeaways We did what we said we’d do Clearly focused on opportunities in our core diagnostic information services business Driving a superior customer experience and boosting efficiency Delivering disciplined capital deployment Well positioned to grow and continue to lead